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SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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CYTATION CORPORATION
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CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cytation Corporation. The meeting will be held at the Bristol Harbor Inn, 259 Thames Street, Bristol, Rhode Island on Tuesday, September 10, 2002 beginning at 9:00 A.M. local time.

We will submit four proposals to our stockholders at the annual meeting. The first is a proposal to elect two Class III directors to our Board of Directors. The second is a proposal to amend the our Certificate of Incorporation to enable us to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a stock purchase warrant. The third is a proposal to amend the our Certificate of Incorporation to permit us to approve actions by written consent of stockholders. The fourth is a proposal to amend our Certificate of Incorporation to authorize a 1-for-150 reverse split of the our common stock.

As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify us at (401) 254-8800 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend. Thank you.

                                                                 Sincerely,

                                                                Richard A. Fisher
                                                               Chairman of the Board

YOUR VOTE IS VERY IMPORTANT
Please sign, date and return the enclosed proxy in the envelope provided, whether or not you plan to attend the annual meeting

CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

Notice of Annual Meeting of Stockholders
To Be Held September 10, 2002

We will submit four proposals to our stockholders at the annual meeting. The first is a proposal to elect two Class III directors to the Company's Board of Directors. The second is a proposal to amend the Company's Certificate of Incorporation to enable the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a stock purchase warrant. The third is a proposal to amend the Company's Certificate of Incorporation to permit the Company to approve actions by written consent of stockholders. The fourth is a proposal to amend the Company's Certificate of Incorporation to authorize a 1-for-150 reverse split of the Company's common stock.

Information regarding each of the proposals is contained in the attached proxy statement.

Cytation Corporation hereby gives notice that it will hold an annual meeting of stockholders at the Bristol Harbor Inn, 259 Thames Street, Bristol, Rhode Island, on Tuesday, September 10, 2002, beginning at 9:00 a.m. local time, for the following purposes:

               Proposal 1:   To elect two Class III directors to the Company's Board of Directors;

               Proposal 2:   To amend the Company's Certificate of Incorporation to permit the
                                    Company to repurchase all of its Series A Convertible Preferred Stock for
                                     total cash consideration of $11,140 plus a warrant to purchase 1,140,000 shares of the Company's common stock;

               Proposal 3:   To amend the Company's Certificate of Incorporation to eliminate the requirement that any action required or permitted to be taken by the stockholders of the Company must be effected a duly constituted annual or special meeting and may not be effected by any consent in writing by such stockholders and therefore to permit the approval of actions requiring a vote of stockholders by consent of stockholders without a meeting; and

               Proposal 4:   To amend the Company's Certificate of Incorporation to provide for a
                                     1-for-150 reverse split of the Company's common stock.

The Board of Directors has fixed the close of business on July 12, 2002 as the record date for the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

                                                      By Order of the Board of Directors,

                                                      Veronica G. Szewc
                                                      Secretary

Bristol, Rhode Island
August 16, 2002

CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

September 10, 2002

Introduction

This proxy statement and the enclosed form of proxy relates to the annual meeting of stockholders of Cytation Corporation. The annual meeting will take place as follows:

               Date:     Tuesday, September 10, 2002
               Time:     9:00 a.m.
               Place:    Bristol Harbor Inn
                            259 Thames Street
                           Bristol, Rhode Island 02908

We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about August 19, 2002.

Purpose of the Annual Meeting

At the annual meeting, we will submit to the stockholders four proposals. The first is to elect to elect two Class III directors to the Company's Board of Directors. The second is a proposal to amend the Company's Certificate of Incorporation to enable the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a stock purchase warrant. The third is a proposal to amend the Company's Certificate of Incorporation to permit the Company to approve actions by written consent of stockholders. The fourth is a proposal to provide a 1-for-150 reverse split of the Company's common stock.

Information about each of these proposals is contained in this proxy statement.

Solicitation; Expenses

The Board of Directors of Cytation is soliciting proxies for the annual meeting.

We will bear the cost of solicitation of proxies. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares. We may request banks and brokers, in addition to mailing these proxy materials, to take additional actions to solicit their customers who have stock of Cytation registered in the name of a nominee. If so, we will reimburse such banks and brokers for their reasonable out-of-pocket costs.

Our officers and directors may solicit proxies after the original solicitation, by mail or telephone, for no additional compensation.

Quorum

Our by-laws provide that a quorum at the annual meeting will be at least a majority of the outstanding shares entitled to vote at the meeting. We will treat shares of voting capital stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. We will count abstentions and broker non-votes as present or represented for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

Tabulation of Votes

Proposal 1.  The election of Directors will require the affirmative vote of a majority of the shares of voting stock which are properly cast on the proposal. Abstentions, votes withheld from Director-nominees, and broker non-votes will not count as votes cast for or against the election of the Director-nominee.

Proposal 2.  The proposal to amend the Company's Certificate of Incorporation to permit the Company to repurchase all of the Series A Convertible Preferred Stock will require the affirmative vote of a majority of the shares of common stock (including issued and outstanding shares of Series A Convertible Preferred Stock voting as common stock) as of the record date properly cast on the proposal and the affirmative vote of at least two-thirds of the issued and outstanding shares of Series A Convertible Preferred Stock voting separately as a class. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes cast against the proposal.

Proposal 3.  The proposal to amend the Certificate of Incorporation of the Company to permit stockholder actions by written consent has been recommended to the stockholders pursuant to a resolution of the Board of Directors approved by all of the directors who constitute "continuing directors" under Article FIFTH of the Certificate of Incorporation and therefore will require the affirmative vote of at least a majority of the total number of shares of voting stock issued and outstanding as of the record date which are properly cast on the proposal. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes against the Proposal.

Proposal 4.  The proposal to amend the Certificate of Incorporation to authorize a reverse split of the Company's common stock will require the affirmative vote of at least a majority of the shares of voting stock issued and outstanding as of the record date which are properly cast on the proposal. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes against the Proposal.

We will follow your voting instructions as indicated on a properly signed and returned proxy.

We encourage you to vote on each proposal. If, however, you sign and return the proxy but do not provide any voting instructions, the person named in the proxy will vote signed proxies FOR each proposal. The proxy holders will use their discretion on other matters that may come before the meeting.

Computershare Investor Services, our transfer agent, will tabulate the votes through an automated system. The transfer agent will tabulate the vote on each proposal submitted to stockholders separately.

Record Date

We have set 5:00 p.m. EST on July 12, 2002, as the record date for the annual meeting. Only stockholders of record as of that time are entitled to notice of and to vote at the annual meeting and any adjournments thereof. As of the record date, the following shares of common stock and preferred stock were issued and outstanding and entitled to the following number of votes:

Class of Security	Number of Shares Outstanding	Number of Votes
Common Stock	37,361,857	37,361,857
Series A Convertible Preferred Stock	1,140,000	1,140,000

The shares of common stock and Series A Convertible Preferred Stock vote together as a single class on all proposals. The shares of Series A Convertible Preferred Stock also vote separately as a class with respect to Proposal 2. There are no shares of any other class of preferred stock outstanding, and there are no other voting securities. A total of 38,501,857 votes are eligible to be cast at the meeting.

Revoking a Proxy

You may vote in person or by proxy. Your signing and returning a proxy will not in any way affect your right to attend the meeting and vote in person. You can revoke your proxy if you:

• Deliver, before the taking of the vote at the meeting, a signed revocation letter dated later than the proxy, to Cytation Corporation, 251 Thames Street, Second Floor (No. 8), Bristol, RI 02809, Attention: Veronica Szewc, Secretary; or

• Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

An affirmative vote of a majority of the common stock represented in person or by proxy at the annual meeting is necessary to elect the Directors. Proxies will be voted as indicated on a returned proxy card. If there are no voting instructions, then the proxy holders will vote the proxies received by them FOR the nominees named below.

The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees named below to serve as a Director for the term set forth below or until his successor is elected and qualified.

NOMINEES

The Board of Directors has set the number of Board members at four for the upcoming year. The Board of Directors is divided into three classes, labeled Class I, Class II and Class III, with the term of one of the three classes of directors generally expiring each year at our annual meeting or special meeting held in lieu of our annual meeting. Christopher Portner, our Class I director, will serve until the 2003 annual meeting or until his successor is elected and qualified. John J. Gilece, our Class II director, will serve until the 2004 annual meeting or until his successor is elected and qualified. The nominees for Class III directors, if elected, will serve until the 2005 annual meeting or until their successors are elected and qualified. The Board of Directors has nominated the two current Class III members of the Board for re-election as Class III members. They are Richard A. Fisher and Kevin J. High. The biographical information of these nominees for director as well as for Messrs. Portner and Gilece is set forth below. If for any reason any of such nominees should become unavailable for election, the persons named in the proxy may vote the proxy for the election of a substitute. However, each nominee has consented to serve as a director if elected, and the Board of Directors has no reason to believe than any of the nominees will be unavailable for election.

Directors and Executive Officers
Name	Age	Position
Richard A. Fisher	56	Chairman of the Board and General Counsel
Kevin J. High	37	President, Director
John J. Gilece, Jr.	61	Director
Christopher Portner	36	Director

Richard A. Fisher, Chairman of the Board. Mr. Fisher has been chairman of our Board of Directors and general counsel since February 1999. Mr. Fisher is a Class III director and serves until our 2002 annual meeting or until his successor is elected and qualified. The Board of Directors of the Company has nominated Mr. Fisher for re-election as a Class III director for a term expiring at our 2005 annual meeting or until his successor is elected and qualified. Mr. Fisher was a co-founder of our predecessor, where he served as chairman of the board and general counsel from August 1996 to February 1999. From January 1996 to August 1996, Mr. Fisher provided legal and other counseling services to a number of start-up and early stage companies. Mr. Fisher holds a BA in Economics from Northwestern University (1968) and a Juris Doctor from the University of Virginia Law School (1971). Mr. Fisher is a member of the Massachusetts, Virginia and District of Columbia bars and is admitted to practice before the United States Supreme Court and United States Tax Court. Mr. Fisher was a captain in the United States Army Infantry and was formerly a partner in the law firm of Foley, Hoag & Eliot, which is our legal counsel.

Kevin J. High, President and Director. Mr. High has been one of our directors since February 1999. The Board of Directors of the Company has nominated Mr. High for re-election as a Class III director for a term expiring at our 2005 annual meeting or until his successor is elected and qualified. Mr. High served as our president from February 1999 until November 11, 1999. Mr. High is a Class III director and serves until our 2002 annual meeting or until his successor is elected and qualified. Mr. High was a co-founder of our predecessor, where he served as vice president from April 1996 to December 1996 and from December 1996 to February 1999 as chief executive officer. From April 1991 to April 1996, Mr. High served as branch manager of the Middletown, Rhode Island office of the Corporate Securities Group, Inc.

John J Gilece, Jr., Director. Mr. Gilece has been one of our directors since July 2001 and serves on the Compensation Committee with Mr. Portner. He is a Class II director and serves until our 2004 annual meeting or until his successor is elected and qualified. Mr. Gilece has been president and chief executive officer of Fibernet Systems, LLC of Annapolis, Maryland since its inception in 1997. Mr. Gilece holds a Juris Doctor degree from Fordham University School of Law in New York and is a member of the Maryland Bar. Mr. Gilece also served in the U.S. Marine Corps as an infantry officer and is a Viet Nam veteran.

Christopher Portner, Director. Mr. Portner has been one of our directors since July 2001 and serves on the Audit Committee with Mr. Fisher. He is a Class I director and serves until our 2003 annual meeting or until his successor is elected and qualified. Since March 1998, Mr. Portner has been a certified financial planner and a general securities principal) with PSA Equities and a portfolio manager with PSA Capital Management of Lutherville, Maryland. From 1995 through February 1998, Mr. Portner was a financial consultant with Peremel & Company of Baltimore, Maryland. Mr. Portner is a graduate of the College of Financial Planning's professional education program, holds a Bachelor of Science degree in both business and English from Towson State University.

We have no management other than our directors.

Board Committees

We established an audit committee and a compensation committee in May 1999. The audit committee consists of Christopher Portner and Richard Fisher. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. The compensation committee consists of Christopher Portner and John Gilece. The compensation committee reviews and recommends to the Board of Directors the compensation and benefits of our officers and directors, including stock compensation and loans, and establishes and reviews general policies relating to the compensation and benefits of employees.

Compensation Committee Interlocks and Insider Participation

Prior to establishing the compensation committee, the Board of Directors as a whole performed the functions delegated to the compensation committee. No member of the Board of Directors or the compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Meetings of the Board

The Board of Directors met three times and acted by unanimous written consent eight times during the year ended December 31, 2001. No incumbent director attended fewer than 75% of the total number of meetings held by the board and committees of the board on which he served.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Each non-employee director receives compensation of $1,000 for each meeting of the Board attended in person. All non-employee directors receive reimbursement for out-of-pocket expenses incurred in attending meetings of the Board. Mr. Gilece and Mr. Portner each received an option to purchase 1,000,000 shares of the Company's common stock, vested as of the date of grant, at an exercise price of $.001 per share.

Executive Officer Compensation

The following table sets forth the total compensation paid or accrued for our chief executive officers who were employed by us at December 31, 2001 (collectively, the "Named Executive Officers"), and previous executive compensation reported.

SUMMARY COMPENSATION
	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year Ended	Salary	Other Annual Compensation (1)	Securities Underlying Options	All Other Compensation
Richard A. Fisher	12/31/01	$251,612	22,788	10,832,914	--
Chairman	12/31/00	$ 80,769	--	16,772	--
	6/30/00	$222,845	--	106,000	--

Kevin J. High	12/31/01	$270,181	18,066	10,514,412	--
President	12/31/00	$ 70,269	--	15,094	--
	6/30/00	$193,825	--	105,400	--

(1)  Represents payments of personal life insurance premiums.

Option Grants in Last Fiscal Year

The following table sets forth grants of stock options to each of the Named Executive Officers during the fiscal year ended December 31, 2001. No stock appreciation rights were granted during the year ended December 31, 2001.

Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price Per Share	Expiration Date

Richard A. Fisher	10,832,914	50.2%	$0.001	10/15/2011
Kevin J. High	10,514,412	48.7%	$0.001	10/15/2011

_________________________
(1)  All options are vested.

(2)  Based on an aggregate of 21,597,326 shares subject to options granted to employees during fiscal year 2001.

Option Exercises and Year-End Values

The following table sets forth certain information regarding stock options exercised by the Named Executive Officers in the fiscal year ended December 31, 2001, and exercisable and unexercisable stock options held as of December 31, 2001 by each of the Named Executive Officers. There were no unexercised stock options held by either of the Named Executive Officers as of December 31, 2001.

FISCAL YEAR-END OPTION VALUES
Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard A. Fisher	10,832,914	$54,164	0	0	$0	$0
Kevin J. High	10,514,412	$52,572	0	0	$0	$0

Employment Agreements

On October 15, 2001, the Compensation Committee of the Board of Directors of the Company approved employment agreements for Richard A. Fisher, the Company's chairman and general counsel, and Kevin J. High, the Company's president. The Compensation Committee consists of two independent directors of the Company. Each agreement superseded a prior employment agreement entered into on February 11, 1999 and was entered into by the Company to induce each of Mr. Fisher and Mr. High to remain with the Company in an executive capacity after the sale of substantially all of the Company's assets to TMP.

Mr. Fisher's employment agreement is for a term of three years, retroactive to July 1, 2001, except that it terminates earlier upon his death, complete disability or resignation with or without good reason, or upon termination by the Company with or without cause. The agreement provides for base compensation of $300,000 per year, of which $200,000 is paid currently and of which $100,000 is earned and accrued by the Company currently but paid at such time as the escrow established in connection with the TMP transaction is terminated or expires or sufficient cash otherwise becomes available. As an inducement for Mr. Fisher to continue his employment with the Company, the agreement also provided for an advance in the amount of $375,000 which is converted to a continuation bonus on January 2, 2003 should Mr. Fisher be an employee of the Company on such date, unless certain events occur before such date as provided in the agreement. The Company accounts for this advance as deferred compensation. The agreement provided for the reduction in the exercise price of 514,406 previously granted options to $.001 per share and for the grant of 10,318,508 additional stock options, also at $.001 per share. The agreement also provided for an advance of $50,000 in lieu of Mr. Fisher's participation in any Company retirement plans in the year 2001, which amount is earned if Mr. Fisher is employed full time by the Company on February 1, 2002. The agreement also provided for the payment by the Company of health insurance benefits, long-term disability insurance premiums and life insurance premiums.

If there is a change of control, as defined, of the Company during periods prescribed by the agreement, the Company is required to pay to Mr. Fisher an amount equal to 2.99 times his base salary.

Mr. Fisher agreed that he will not compete with the Company or engage in certain other practices relating to the Company's business during his employment and for one year thereafter.

Mr. Fisher entered into a Non-Competition and Non-Solicitation Agreement with TMP as an inducement for TMP to purchase the Company's assets, for which he was not separately compensated.

Mr. High's employment agreement is for a term of three years, retroactive to July 1, 2001, except that it terminates earlier upon his death, complete disability or resignation with or without good reason, or upon termination by the Company with or without cause. The agreement provides for base compensation of $300,000 per year, of which $200,000 is paid currently and of which $100,000 is earned and accrued by the Company currently but paid at such time as the escrow established in connection with the TMP transaction is terminated or expires or sufficient cash otherwise becomes available. As an inducement for Mr. High to continue his employment with the Company, the agreement also provided for an advance in the amount of $225,000 which is converted to a continuation bonus on January 2, 2003 should Mr. High be an employee of the Company on such date, unless certain events occur before such date as provided in the agreement. The Company accounts for this advance as deferred compensation. The agreement provided for the reduction in the exercise price of 514,412 previously granted options to $.001 per share and for the grant of 10,000,000 additional stock options, also at $.001 per share. The agreement also provided for the payment by the Company of health insurance benefits, long-term disability insurance premiums and life insurance premiums.

If there is a change of control, as defined, of the Company during periods prescribed by the agreement, the Company is required to pay to Mr. High an amount equal to 2.99 times his base salary.

Mr. High agreed that he will not compete with the Company or engage in certain other practices relating to the Company's business during his employment and for one year thereafter.

Mr. High entered into a Non-Competition and Non-Solicitation Agreement with TMP as an inducement for TMP to purchase the Company's assets, for which he was not separately compensated.

Benefit Plans

We terminated our 401(k) plan effective December 31, 2000. We maintain no other benefit plans.

Stock Option Plans

All of our stock option plans were terminated after the sale of substantially all of our assets to TMP Worldwide Inc. in June 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal year ended December 31, 2001, Bristol Harbor Investments, LLC ("Bristol Harbor"), formerly known as Cytation LLC, acquired 1,025,000 shares of our Series A Convertible Preferred Stock ("Series A Stock") from three holders ("Holders") for an aggregate purchase price of $10,250. Bristol Harbor is owned equally by Richard A. Fisher, our chairman, and Kevin J. High, our president. In connection with this purchase, we issued to the Holders two year warrants to purchase 1,025,000 shares of its common stock for $.01 per share, and Bristol Harbor issued to us a warrant to purchase 1,025,000 shares of our common stock owned or acquirable by it for $.01 per share. The effect of this transaction is that Messrs. Fisher and High indirectly own a majority (approximately 90%) of the Series A Stock.

On October 15, 2001, we advanced Mr. Fisher $375,000 and Mr. High $225,000 as an inducement for them to remain with the Company as executive officers. Each advance will be converted to a continuation bonus on January 2, 2003 should Mr. Fisher or Mr. High, as the case may be, be an employee of the Company on such date, unless certain events occur before such date as provided in each of their employment agreement.

In fiscal year ended December 31, 2000, our directors unanimously approved the reacquisition of certain assets from ConferenceNow.com Incorporated ("ConferenceNow"), a corporation in which Messrs. Fisher and High were shareholders. The assets had previously been acquired by ConferenceNow from us and were used to develop online conferencing technology. The transaction was entered into in order to enable us to transfer these assets to TMP Worldwide Inc. as part of the sale of substantially all of the our assets to TMP. In connection with the transaction, the Company, Mr. Fisher and Mr. High surrendered their shares of ConferenceNow, and promissory notes issued by Mr. Fisher and Mr. High to the Company in the aggregate amount of $120,000 were cancelled.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the our voting securities as of July 12, 2002, by (i) each person or entity known to us to own beneficially five percent or more of any series of preferred stock and common stock, (ii) each of the our directors, (iii) each of the our named executive officers, and (iv) all of the our directors and executive officers as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

COMMON STOCK
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Common Stock Outstanding
Kevin J. High	11,599,476 (3)	31.0%
Richard A. Fisher	11,631,164 (4)	31.1%
John J. Gilece, Jr.	1,010,000	2.7%
Christopher Portner	1,000,000	2.7%
All directors and executive officers as a group 4 persons)	25,240,640	67.6%

(1)  Each stockholder's address is c/o Cytation Corporation, 251 Thames Street, No. 8, Bristol, Rhode Island 02809.

(2)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable. All shares held by persons in this table are issued and outstanding. Percentage ownership is based on 37,361,857 shares of common stock outstanding on July 12, 2002, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(3)  Includes 35,590 shares owned beneficially by children of Mr. High, 464,598 shares owned jointly with Mr. High's spouse and 143,000 shares owned by an entity controlled by Mr. High.

(4)  Includes 781,479 shares of common stock held by Mr. Fisher's spouse.

PREFERRED STOCK
Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Preferred Stock Outstanding (3)
Bristol Harbor Investments, LLC	1,025,000 (3)	89%
P.O. Box 809
Bristol, Rhode Island 02809

_________________________
(1)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of preferred stock owned by such person, subject to community property laws where applicable.

(2)  Based on 1,140,000 shares of Series A Preferred Stock issued and outstanding as of July 12, 2002.

(3)  Bristol Harbor Investments, LLC is owned equally by Richard A. Fisher, the Company's chairman and Kevin High, the Company's president.

PROPOSAL 2

Proposal Two concerns the amendment of our Certificate of Incorporation to permit us to repurchase all of the Series A Convertible Preferred Stock at a purchase price of $.01 per share plus a common stock purchase warrant to purchase 1,140,000 shares of the our common stock at a price of $.01 per share. The amendment will cancel the right of all of the holders of the Series A Convertible Preferred Stock to the payment of any accrued and unpaid dividends.

An affirmative vote of a majority of the shares of common stock (including 1,140,000 shares of Series A Convertible Preferred Stock voting as common stock) as of the record date properly cast on the proposal and the affirmative vote of at least two-thirds of the issued and outstanding shares of Series A Preferred Stock voting separately as a class is required to approve Proposal 2. Proxies will be voted as indicated on a returned proxy card. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes cast against the proposal and accordingly will affect the outcome of the vote.

The full text of the amendment to our Certificate of Incorporation is printed as Exhibit A, and stockholders should review it before voting.

The Board of Directors recommends that stockholders vote FOR the proposal to approve Proposal 2.

Background. In 1999, we issued 1,140,000 shares of Series A Convertible Preferred Stock ("Series A Stock") to eight institutional and individual investors in exchange for $4,560,000, or $4.00 per share. Pursuant to the designation of rights and preferences for the Series A Stock as set forth in our restated Certificate of Incorporation, holders of Series A Stock are entitled to a cumulative dividend of 6% per share per annum, if, as and when determined by our Board of Directors, before any dividend shall be set apart or paid on any other capital stock for such year..

In fiscal year ended December 31, 2001, Bristol Harbor Investments, LLC ("Bristol Harbor"), formerly known as Cytation LLC, acquired 1,025,000 shares of Series A Stock from three holders ("Holders") for an aggregate purchase price of $10,250. The Holders waived all rights to accrued and unpaid dividends. Bristol Harbor is owned equally by Richard A. Fisher, our chairman, and Kevin J. High, our president. In connection with this purchase, we issued to the Holders two year warrants to purchase 1,025,000 shares of our common stock for $.01 per share (the "Series A Warrants"), and Bristol Harbor issued to us a warrant to purchase 1,025,000 shares of our common stock owned or acquirable by it for $.01 per share (the "Bristol Harbor Warrant"). The effect of this transaction is that Messrs. Fisher and High indirectly own a majority (approximately 90%) of the Series A Stock.

We are no longer engaged in any activities in which we were engaged during our last three fiscal years and our transition year ended December 30, 2000. We are now principally engaged in exploring the market for a program which provides a range of services to companies that wish to become public and attain reporting company status under the Securities Exchange Act of 1934. We believe that this program will enable private companies to become public in compliance with securities regulations through an alternative to an IPO or reverse merger and thereafter to develop a trading market on Nasdaq, the American Stock Exchange or the new Bulletin Board Exchange ("BBX").

We believe our program addresses many of the aspects of the private-to-public transition. First, the we may be able to arrange for an interim equity investment while the company is still private. Second, private companies will receive support helpful in filing a registration statement with the Securities and Exchange Commission and, more generally, in complying with federal and state securities laws. Concurrently, through the our "Dividend Distribution Program", we will assist private companies in meeting the specific listing requirements of NASDAQ, the American Stock Exchange or the BBX in the development and implementation of a plan with the objective of increasing market capitalization as the stock begins to trade in the aftermarket. We will also seek to help our clients in the aftermarket through a program that provides the foundation for an orderly trading market and an informed marketplace.

If Proposal 2 is approved, we intend to redeem and cancel all of the Series A Stock, including the right to the payment of any accrued and unpaid dividends. This will enable us to pursue our "Dividend Distribution Program" which requires the distribution to our stockholders of shares of common stock of corporations with which we are seeking to enter into consulting relationships. If the Series A Stock remains outstanding, we would be unable to make dividend distributions to the holders of our common stockholders, which is required in order for the program to work, and therefore we would be unable to engage in this proposed business. Upon redemption of the Series A Stock, if approved, we will have no issued and outstanding class of preferred stock.

If Proposal 2 is approved, we will cancel the Bristol Harbor Warrant and issue an additional 115,000 Series A Warrants to the remaining five holders of Series A Stock, such that the total number of Series A Warrants issued and outstanding will be 1,140,000.

If Proposal 2 is approved, the redemption of the Series A Stock will occur automatically without any requirement that the holders tender certificates for their shares of Series A Stock.

PROPOSAL 3

Proposal 3 concerns the amendment of our Certificate of Incorporation to permit stockholder actions by written consent as an alternative to a actions approved at an annual or special meeting of stockholders.

Proposal 3 has been recommended to the stockholders pursuant to a resolution of the Board of Directors approved by all of the directors who constitute "continuing directors" under Article FIFTH of the Certificate of Incorporation and therefore will require for approval the affirmative vote of a majority of the shares of voting stock as of the record date properly cast on the proposal. Proxies will be voted as indicated on a returned proxy card. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes cast against the proposal and accordingly will affect the outcome of the vote.

The full text of the amendment to our Certificate of Incorporation is printed as Exhibit B, and stockholders should review it before voting.

The Board of Directors recommends that stockholders vote FOR the proposal to approve Proposal 3.

Background. Under Delaware law, any actions required or permitted to be taken by stockholders may be taken (unless a company's Certificate of Incorporation otherwise provides) without a stockholder meeting, without prior notice and without a stockholder vote if written consents setting forth the action to be taken are signed by the holders of stock having the requisite number of votes. The law is intended to permit prompt stockholder action when a majority of the voting interest is held by a relatively small number of stockholders.

Our Certificate of Incorporation prohibits stockholder action by written consent. We propose to amend the Certificate of Incorporation to permit stockholder action without a stockholder meeting. A majority of our common stock is now owned by a few stockholders. As our business plan develops, we believe it may be important from time to time to be able to take stockholder action quickly without waiting for the expiration of statutory waiting periods before a meeting may be held. We intend to hold an annual meeting of stockholder each year, and when we take action by written consent, stockholders will be notified thereof.

Permitting stockholder action by written consent may have the effect of accelerating consideration of a stockholder proposal before the next annual meeting without the need to call a special meeting. However, permitting stockholder action by written consent would mean that not all stockholders will have notice of, and the opportunity to participate in determining, any proposed stockholder action and would enable the holders of a majority of the voting power from using the written consent procedure to take stockholder action unilaterally and without prior notice.

PROPOSAL 4

Proposal 4 concerns the amendment of the Company's Certificate of Incorporation to effect a one-for-one hundred fifty reverse stock split. The effect of this proposal would be to reduce the number of issued and outstanding shares of common stock of the Company to approximately 250,000 from 37,361,857.

An affirmative vote of a majority of the shares of voting stock as of the record date properly cast on the proposal is required to approve Proposal 4. Proxies will be voted as indicated on a returned proxy card. Abstentions, votes withheld from the proposal, and broker non-votes will count as votes cast against the proposal and accordingly will affect the outcome of the vote.

The full text of the amendment to our Certificate of Incorporation is printed as Exhibit C, and stockholders should review it before voting.

The Board of Directors recommends that stockholders vote FOR the proposal to approve Proposal 4.

Background. Our Board of Directors has adopted a resolution declaring the advisability of, and submitting to the stockholders for approval, a proposal to amend our Certificate of Incorporation to effect a recapitalization pursuant to which (i) each one hundred fifty shares of common stock will be automatically converted into one new share of common stock and (ii) the authorized common stock will consist of 2,000,000 shares, $.001 par value. The text of the proposed amendment is set forth in Exhibit C to this proxy statement.

Shares of our common stock do not have preemptive or similar rights. The plan of recapitalization, also referred to as the reverse stock split, will become effective as of 5:00 p.m. EST on the date that the certificate of amendment to our Certificate of Incorporation is filed with the Secretary of State of Delaware. If for any reason our Board of Directors deems it advisable, we may abandon the reverse stock split at any time before we file the amendment to our Certificate of Incorporation, whether before or after the meeting (even if such proposal has been approved by our stockholders).

In lieu of issuing less than one whole share resulting from the reverse stock split to holders of a number of shares not evenly divisible by one hundred fifty, we will determine the fair value of each outstanding share of common stock held immediately before the reverse stock split takes effect. We currently anticipate that the fair value of the outstanding common stock will be based on the average daily closing bid price per share of our common stock as reported by the primary trading market for our common stock for the ten (10) trading days immediately preceding the reverse stock split. In the event our Board of Directors determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of our common stock, we may base the fair value of the outstanding common stock on the fair market value of the common stock as reasonably determined in good faith by our Board of Directors. Stockholders who hold a number of shares not evenly divisible by one hundred fifty immediately before the reverse stock split takes effect will be entitled to receive, in lieu of a fractional share, cash in an amount equal to the fair value of the outstanding common stock times the remainder left after dividing their total number of shares by one hundred fifty.

As soon as practicable after the date of the reverse stock split, we will mail payment in the form of a check to each holder of record of a fractional share. Our transfer agent will remit payment for fractional shares held by brokerage firms in "street name". Upon transmittal of this remittance to record and street name holders of our common stock, we will have deemed to have repurchased the fractional shares, whether or not our check is ever endorsed or processed. We will not require any holder of a certificate for our shares of common stock to surrender such certificate in order to receive payment from us for a fractional share.

We do not intend to issue new certificates reflecting the reverse stock split. Stockholders who wish to receive a new stock certificate may request one from our transfer agent, Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, CO 80401, upon surrender of their current certificate or certificates. Computershare Investor Services will charge a minimum fee of $20 for this service. It will not be necessary to have a new, post-reverse split stock certificate to execute a trade of our common stock or to place shares of our common stock into street name at a brokerage firm.

Purposes for the reverse stock split. Our common stock is currently traded on the OTC Bulletin Board® ("OTCBB"). Pending approval by the Securities and Exchange Commission, a new market, the Bulletin Board Exchange SM (BBX SM), will be launched in the first quarter of 2003. The BBX will eventually take the place of the OTCBB, which will be phased out. The BBX will appeal to many of the same companies that are currently quoted on the OTCBB, but will be a higher quality market.

The BBX will have qualitative listing standards and shareholder and shareholder stock ownership requirements, but no minimum share price, income, or asset requirements. In addition, the BBX will have an electronic trading system to allow order negotiation and automatic execution. The BBX's new system is expected to bring increased speed and reliability to trade executions, as well as improve the overall transparency of the marketplace.

The Company believes that the BBX will offer a significant improvement over the OTCBB for qualifying small companies by increasing liquidity in the market for their securities, augmenting the opportunity to raise equity capital, and conferring the recognition of trading on a listed market. Our Board of Directors believes that the BBX would provide a better trading market for our common stock than the OTCBB and, when it is phased out, the "Pink Sheets", and the listing of our common stock on the BBX could improve the liquidity of our common stock.

Listing on the BBX requires an application and approval, which can be withheld in the discretion of the BBX.

Our Board of Directors believes that if the proposed reverse stock split is approved by our stockholders and the reverse split is effected, our common stock will have a greater likelihood of being listed on the BBX. Although there is no specific share price requirement, our board believes that it may be helpful in connection with the application to trade on the BBX for our stock to be trading at a price greater than the $.01 to $.02 per share price that it has traded recently. Reducing the number of shares to approximately 250,000 from in excess of 37,000,000 may have the effect of increasing our share price, although there can be no assurance such a reverse stock split will yield that result.

However, even if the reverse split is effected there can be no assurance that our common stock will be accepted for listing on the BBX. In addition, even if we are successful in listing our common stock on the BBX, there can be no assurance that our common stock will meet the requirements for continued listing on the BBX.

Our Board of Directors also believes that low trading prices of our common stock may have an adverse impact upon the efficient operation of the trading market in our securities. In particular, brokerage firms may charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. Also, we believe that some brokerage firms may be reluctant to recommend purchases of low-priced stock to their clients or make a market in such shares. Such tendencies may adversely affect us. The reverse stock split may lessen these adverse effects if it results in a higher price per share of our common stock. You should note that the effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after the reverse stock split will be one hundred fifty times the prices for shares of our common stock immediately prior to the reverse stock split. Furthermore, we can give no assurance that the reverse stock split will achieve the desired results which we outline herein. Nor can we give any assurance that the reverse stock split will not adversely impact the market price of our common stock or, alternatively, that any increased price per share of our common stock immediately after the proposed reverse stock split will be sustained for any prolonged period of time. In addition, the reverse stock split may have the effect of creating odd lots of stock (i.e., lots of fewer than 100 shares) for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

In addition, as a result of two previous reverse stock splits prior to our reverse merger into a company which had been public since 1970, we have a significant number of stockholders with minimal ownership positions. For example, we have approximately 800 stockholders who own ten shares or less (with an aggregate market value of approximately $43), including 112 who own one share. We expect that the reverse split will result in a payment for a fractional share to approximately 1,600 stockholders who own in the aggregate less than two-tenths of one percent of our issued and outstanding shares of common stock (approximately 500 shares after the reverse split). The reverse stock split will maintain the ownership positions of the vast majority in interest of our stockholders (approximately 99.98%) but, at the same time, will enable us to reduce substantially our costs of communicating with our stockholders.

Effect of reverse stock split. As a result of the reverse stock split, the number of whole shares of common stock held by stockholders of record as of the close of business on the date of the reverse stock split will be equal to the number of shares of common stock held immediately prior to the close of business on such date divided by one hundred fifty. The reverse stock split will not affect your percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The number of shares of common stock issued and outstanding will be reduced. Consequently, after the reverse stock split the aggregate par value of the issued common stock will be less than before the reverse stock split. Future issuances of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of our outstanding common stock.

The terms of our common stock and preferred stock, and the rights and privileges of the holders of such shares, will be unaffected by the reverse stock split, except that upon consummation of the reverse stock split, the total number of shares currently reserved for outstanding warrants, grants of stock options and all stock options previously granted would be decreased proportionately by dividing such number by one hundred fifty. The cash consideration payable per share upon exercise of the stock warrants and options would be increased proportionately by multiplying such number by one hundred fifty.

Dissenting stockholders will not have appraisal rights under Delaware law or under our Certificate of Incorporation or by-laws. The reverse stock split may leave certain stockholders with an odd lot of our common stock (i.e., a number of shares less than 100). These shares may be more difficult to sell, or require a greater commission to sell, than shares in multiples of 100.

Our common stock is currently registered under Section 12(g) of the Exchange Act and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act, and we have no current intention of terminating our registration under the Exchange Act.

United States federal income tax consequences of the reverse stock split. The following is a general description of certain federal income tax consequences of the reverse stock split to our common stockholders who are "United States persons" as defined for United States federal income tax purposes, and who hold our common stock as a capital asset. For United States federal income tax purposes, a "United States person" is a United States citizen or resident alien (as determined under the Internal Revenue Code of 1986, as amended, also referred to as the "Code"), a corporation or partnership organized under the laws of the United States or any state, and any estate or trust subject to United States federal income tax on its income regardless of source.

The summary is based on the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. We have has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split.

This discussion is for general information only and does not address aspects of federal income taxation that may be relevant to special classes of taxpayers, such as non-resident aliens, broker-dealers, tax-exempt organizations, banks or insurance companies, or stockholders who acquired their shares of our common stock in connection with the exercise of an employee stock option or right or otherwise as compensation or stockholders who hold our common stock as part of a hedge, straddle or conversion transaction. In addition, this summary does not discuss the tax consequences under the laws of any foreign, state or local jurisdiction. You are urged to consult your own tax advisors as to the federal, state, local and foreign tax consequences to you of the reverse stock split.

We believe that the reverse stock split will constitute a reorganization within the meaning of section 368(a)(1)(E) of the Code. Accordingly, we expect that the reverse stock split will have the following material federal income tax consequences:

1.  No gain or loss will be recognized in the reverse stock split by holders of our common stock upon their receipt of post-split shares of our common stock in exchange for their pre-split shares of our common stock.

2.  Stockholders who receive cash in the reverse stock split will recognize capital gain to the extent that such cash exceeds their adjusted tax basis in the shares of common stock.

3.  The aggregate tax basis in the shares of our common stock received by each of our stockholders in the reverse stock split will be equal to each such stockholder's aggregate tax basis in the shares surrendered in exchange therefor, reduced by any cash received and increased by any gain recognized in the exchange.

4.  The holding period of shares of our common stock received in the reverse stock split will include the period for which the shares surrendered in exchange therefore were held.

5.  We will recognize no gain or loss as a result of the reverse stock split.

Abandonment. Our Board of Directors reserves the right to abandon the proposed amendment without further action by our stockholders at any time before the filing of the certificate of amendment to our Certificate of Incorporation effecting the proposed amendment with the Delaware Secretary of State, notwithstanding authorization of the proposed amendment by our stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on review of the copies of such forms received by the Company, the Company believes that during the fiscal year ended December 31, 2001, all officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except as follows: each of Richard Fisher and Kevin High filed a report on Form 4 one month late to report the cancellation of three option grants, the receipt of four option grants and the exercise of four option grants, and each of John Gilece and Christopher Portner filed a report on Form 4 one month late to report the receipt and exercise of one option grant.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer since January 1, 2001 has any interest in the adoption of any of the proposals submitted to the stockholders except for Proposal 1, relating to the election of directors, and Proposal 2, pursuant to which an affiliate of two directors will receive a total of $10,250 in exchange for all of the Series A Convertible Preferred Stock owned by it.

STOCKHOLDER PROPOSALS

It is contemplated that the next annual meeting of stockholders will be held on or about July 15, 2003. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must be received at our principal executive offices not later than December 31, 2002. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our by-laws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by certified mail, return receipt requested.

INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Radin, Glass & Co., LLP, independent certified public accountants, to serve as independent auditors for the fiscal year ending December 31, 2002. Radin, Glass & Co., LLP and its predecessors have acted as our auditors commencing with the period ending June 30, 1996.

Fiscal 2001 Audit Firm Fee Summary

During fiscal 2001, Radin, Glass & Co., LLP provided services in the following categories and amounts:

Description	Amount

Audit Fees (1)	$26,500
All Other Fees (2)	$18,500

__________________

(1)  Audit of annual financial statements and review of quarterly financial statements during fiscal 2001.

(2)  Includes tax related services, review of proxy statement, and participation in telephonic meetings of the Audit Committee.

The Audit Committee has determined that provision of services to the Company by Radin, Glass & Co. LLP not related to its audit of the Company's financial statements was at all relevant times compatible with that firm's independence.

A representative of Radin, Glass &Co., LLP is not expected to attend the meeting.

MISCELLANEOUS

The Board of Directors does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to the stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS

It is contemplated that the next annual meeting of stockholders will be held on or about June 19, 2003. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must be received at our principal executive offices within a reasonable time before CollegeLink begins to print and mail its proxy materials for this meeting. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our by-laws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by Certified Mail, Return Receipt Requested.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You can inspect and copy these reports, proxy statements and other information at the public reference facilities of the SEC, in Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and Suite 1400, Citicorp Center, 500 W. Madison Street, Chicago, Illinois 60661.You can also obtain copies of these materials from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (http://www.sec.gov).

We will mail, without charge, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001 (excluding exhibits) to any stockholder solicited hereby, upon oral or written request, by first class mail within one business day of receipt of such request. Please submit any such written request to: Cytation Corporation, 251 Thames Street, No. 8, Bristol, Rhode Island 02809. Any oral request should be directed to Veronica Szewc, Corporate Secretary, at (401) 254-8800.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements - June 30, 2002:

     Balance Sheets - June 30, 2002 and December 31, 2001
     Statements of Operations - Three months ended June 30, 2002 and June 30, 2001
     Statements of Operations - Six months ended June 30, 2002 and June 30, 2001
     Statements of Cash Flows - Six months ended June 30, 2002 and June 30, 2001
     Notes to Unaudited Financial Statements

Audited Financial Statements - December 31, 2001:

     Independent Auditors Report
     Balance Sheets - December 31, 2001 and December 31, 2000
     Statements of Operations - Years ended December 31, 2001 and December 31, 2000
     Statement of Changes in Stockholders' Equity - Years ended December 31, 2001and
          December 31, 2000
     Statements of Cash Flow - Years ended December 31, 2001 and December 31, 2000

Notes to Audited Financial Statements

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Balance Sheets

ASSETS
	June 30,	December 31,
	2002	2001
	(Unaudited)	(Audited)
CURRENT ASSETS:
Cash	$6,857	$79,861
Cash in escrow account	429,093	424,781
Notes receivable, stockholders	21,598	21,598
Notes receivable, others	160,551	180,405
Prepaid expenses and other current assets	30,202	154,637

Total Current Assets	648,301	861,282

PROPERTY AND EQUIPMENT, Net	18,504	31,687

TOTAL ASSETS	$666,805	$892,969
	==========	==========

LIABILITIES AND STOCKHOLDERS ' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$368,579	$211,273

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS ' EQUITY:
Series A convertible preferred stock, $4.00 stated value, $0.01 par value;
2,500,000 shares authorized, 1,140,000 shares issued and outstanding
(Liquidation value of $4,560,000)	4,584,980	4,584,980
Series B convertible preferred stock, $7.625 stated value, $0.01 par value;
300,000 shares authorized, -0- shares issued and outstanding	-	-
Series C convertible preferred stock, $4.00 stated value, $0.01 par value;
1,000,000 shares authorized, -0- shares issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized,
37,361,857 shares issued and outstanding	37,361	37,361
Additional paid-in capital	28,467,440	28,467,440
Deferred compensation	(120,000)	(410,000)
Accumulated deficit	(32,671,555)	(31,998,085)

TOTAL STOCKHOLDERS ' EQUITY	298,226	681,696

TOTAL LIABILITIES AND STOCKHOLDERS ' EQUITY	$666,805	$892,969
	=========	=========

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statement of Operations
For The Three Months Ended June 30, 2002 and 2001
(Unaudited)

	2002	2001

REVENUES:
College and high school programs	$-	$1,626,415
Web site hosting and web services	-	59,627
Other revenues	-	28,530
	-	1,714,572
COST OF GOODS SOLD	-	1,636,730

GROSS PROFIT	-	77,842

OPERATING EXPENSES:
Technology	-	56,214
Depreciation and amortization	6,960	141,855
Sales and marketing	-	370,324
General and administrative	283,434	442,546

TOTAL OPERATING EXPENSES	290,394	1,010,939

OPERATING LOSS	(290,394)	(933,097)

OTHER INCOME (EXPENSES):
Interest income (expense), net	1,594	(20,998)
Gain on sale of business units	-	778,005

TOTAL OTHER INCOME (EXPENSES)	1,594	757,007

LOSS BEFORE INCOME TAXES	(288,800)	(176,090)

INCOME TAXES	-	-

NET LOSS	(288,800)	(176,090)

PREFERRED STOCK DIVIDEND EARNED	68,775	128,775

NET LOSS ATTRIBUTABLE TO COMMON SHARES	$(357,575)	$(304,865)
	=========	=========
Net Loss Per Share (Basis and Diluted)	$(0.01)	$(0.02)
	=========	=========
Weighted Average Common Shares Outstanding	37,361,857	15,196,564
	=========	=========
See notes to financial statements.

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statement of Operations
For The Six Months Ended June 30, 2002 and 2001
(Unaudited)

	2002	2001

REVENUES:
College and high school programs	$-	$2,927,597
Web site hosting and web services	-	59,627
Other revenues	-	72,856
	-	3,060,080
COST OF GOODS SOLD	-	2,541,768

GROSS PROFIT	-	518,312

OPERATING EXPENSES:
Technology	-	87,477
Depreciation and amortization	13,920	303,681
Sales and marketing	-	509,691
General and administrative	662,850	1,780,380

TOTAL OPERATING EXPENSES	676,770	2,681,229

OPERATING LOSS	(676,770)	(2,162,917)

OTHER INCOME (EXPENSES):
Interest income (expense), net	3,300	(37,552)
Gain on sale of business units	-	778,005

TOTAL OTHER INCOME (EXPENSES)	3,300	740,453

LOSS BEFORE INCOME TAXES	(673,470)	(1,422,464)

INCOME TAXES	-	-

NET INCOME LOSS	(673,470)	(1,422,464)

PREFERRED STOCK DIVIDEND EARNED	137,549	257,549

NET LOSS ATTRIBUTABLE TO COMMON SHARES	$(811,019)	$(1,680,013)
	=========	=========
Net Loss Per Share (Basis and Diluted)	$(0.02)	$(0.11)
	=========	=========
Weighted Average Common Shares Outstanding	37,361,857	15,284,770
	=========	=========
See notes to financial statements.

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statement of Cash Flows
For the Three Months Ended June 30, 2002 and 2001
(Unaudited)

	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(673,470)	$(1,422,464)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	13,920	303,681
Amortization of deferred compensation	290,000	214,422
Accrued interest on note payable	-	37,735
Gain on sale of business units	-	(778,005)
Changes in operating assets and liabilities:
Accounts receivable	-	(52,271)
Prepaid expenses and others	124,435	272,001
Cash in escrow account	(4,312)	-
Accounts payable and accrued expenses	157,306	1,335,664
Unearned revenue	-	566,302

NET CASH USED IN OPERATING ACTIVITIES	(92,121)	(655,539)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(737)	(30,194)
Collection on notes receivable	19,854	25,000
Capitalization of software development costs	-	(6,811)

NET CASH USED IN INVESTING ACTIVITIES	19,117	(12,005)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments of) note payable and debt	-	500,000
Purchase of treasury stock	-	(600,000)
Proceeds from sale of business units		3,353,421
Proceeds from issuance of common stock	-	641

NET CASH PROVIDED BY FINANCING ACTIVITIES	-	3,254,062

NET INCREASE (DECREASE) IN CASH	(73,004)	2,586,518

CASH, Beginning	79,861	161,481

CASH, Ending	$6,857	$2,747,999
	=========	=========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW:

Cash paid during the periods for:
Interest	$-	$-
	=========	=========
Taxes	$-	$-
	=========	=========
Non-cash investing and financing activities:
Offset note receivable with accrued expenses	$-	$10,000
	=========	=========
See notes to financial statements.

Notes To Financial Statements

1.  Basis of Presentation:

The accompanying unaudited financial statements of Cytation Corporation (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to prepare them for inclusion as part of the Form 10QSB.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  The financial statements for the periods ended June 30, 2002 and 2001 are unaudited and include all adjustments which in the opinion of management are necessary, in order to make the financial statements not misleading.  All such adjustments are of a normal recurring nature.  The results of the Company's operations for any interim period are not necessarily indicative of the results of the Company's operations for a full fiscal year.  For further information, refer to the financial statements and footnotes thereto included in the Company's Form 10KSB filed with the Securities and Exchange Commission for the period ended December 31, 2001.

2.  The Company:

Until June 20, 2001, the Company provided an extensive range of in-school and online services directed at high school students and their parents, high school counselors, college admissions officers and corporations which target the teen marketplace.  On June 20, 2001, the Company sold all of its assets associated with these activities to TMP Worldwide Inc.

3.   Deferred Compensation:

On July 2, 2001, the Company's board of directors authorized advances to two officers of the Company in the aggregate amount of $600,000. These advances are repayable by either officer if the officer leaves the employment of the Company before January 2003, unless certain events occur before such date. These advances have been booked as deferred compensation and amortized over fifteen months. In addition, the Company also advanced $50,000 to one of the officers in lieu of his participation in the Company's retirement plans, which amount has been recorded as compensation expense in the quarter ended March 31, 2002.

4.  Legal Proceedings:

On February 7, 2002, Gerald Paxton, a former consultant to the Company, filed a demand for arbitration arising under his consulting agreement with the Company. The Company and Mr. Paxton have tentatively agreed to resolve this matter.

REPORT OF INDEPENDENT AUDITORS

April 15, 2002

The Board of Directors and Stockholders
Cytation Corporation  (Formerly CollegeLink.com Incorporated)
Bristol, RI,

We have audited the accompanying balance sheets of Cytation Corporation (formerly CollegeLink.com Incorporated) as of December 31, 2001 and 2000, and the related statements of operations, changes in stockholders' equity, and cash flow for the years ended December 31, 2001 and June 30, 2000 and for the six-month ended December 31, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cytation Corporation (formerly CollegeLink.com Incorporated) at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001 and June 30, 2000 and for the six-month ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Radin Glass & Co., LLP
Certified Public Accountants
New York, NY

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Balance Sheets
December 31, 2001 and 2000

ASSETS

	2001	2000

CURRENT ASSETS:
Cash	$79,861	$161,481
Cash in escrow account	424,781	-
Accounts receivable, net	-	382,539
Notes receivable, stockholders	21,598	35,000
Notes receivable, others	180,405	-
Prepaid expenses and other current assets	154,637	276,635

Total Current Assets	861,282	855,655

PROPERTY AND EQUIPMENT, Net	31,687	571,072

OTHER ASSETS:
Book right, net of accumulated amortization of $15,027	-	34,973
Goodwill, net	-	4,245,897
Website development costs, net	-	361,587

Total Other Assets	-	4,642,457

TOTAL ASSETS	$892,969	$6,069,184
	=======	=======

LIABILITIES AND STOCKHOLDERS ' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$211,273	$1,188,560
Unearned revenue	-	715,207
Notes payable	-	502,917

TOTAL LIABILITIES	211,273	2,406,684

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS ' EQUITY:
Series A convertible preferred stock, $4.00 stated value, $0.01 par value;
2,500,000 shares authorized, 1,140,000 shares issued and outstanding
(Liquidation value = $4,560,000)	4,584,980	4,584,980
Series B convertible preferred stock, $7.625 stated value, $0.01 par value;
300,000 shares authorized, none issued and outstanding	-	-
Series C convertible preferred stock, $4.00 stated value, $0.01 par value;
1,000,000 shares authorized, 1,000,000 shares issued and outstanding	-	4,000,000
Common stock, $0.001 par value, 100,000,000 shares authorized,
37,361,857 and 15,302,535 shares issued and outstanding, respectively	37,361	15,302
Additional paid-in capital	28,467,440	24,402,656
Deferred compensation	(410,000)	(214,422)
Accumulated deficit	(31,998,085)	(29,126,016)

TOTAL STOCKHOLDERS ' EQUITY	681,696	3,662,500

TOTAL LIABILITIES AND STOCKHOLDERS ' EQUITY	$892,969	$6,069,184
	=======	=======

See notes to financial statements.

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statements of Operations

	For the Year Ended December 31, 2001	For the Six Months Ended December 31, 2000	For the Year Ended June 30, 2000	For the Six Months Ended December 31, 1999

	(Audited)	(Audited)	(Audited)	(Unaudited)

REVENUES:
College and high school programs	$2,948,681	$1,245,000	$1,365,790	$-
Web site hosting and web services	-	17,500	273,028	226,606
Other revenues	111,399	82,829	24,909	221,125
	3,060,080	1,345,329	1,663,727	447,731
COST OF GOODS SOLD	2,545,874	1,303,126	734,882	44,269

GROSS PROFIT	514,206	42,203	928,845	403,462

OPERATING EXPENSES:
Technology	87,476	331,119	464,120	337,600
Depreciation and amortization	310,678	324,196	906,840	357,413
Sales and marketing	509,692	657,679	4,036,602	2,487,528
General and administrative	3,491,853	2,744,068	4,038,982	1,568,017

TOTAL OPERATING EXPENSES	4,399,699	4,057,062	9,446,544	4,750,558

OPERATING LOSS	(3,885,493)	(4,014,859)	(8,517,699)	(4,347,096)

OTHER INCOME (EXPENSES)
Interest income, net	(16,368)	11,667	121,119	27,806
Write-off of uncollectible notes receivable	-	(114,170)	-	-
Loss on disposal of property & equipment	-	(116,016)	-	-
Gain on investments	(978)	-	-	-
Assets impairment	-	(12,817,556)	-	-
Gain on settlement of accounts payable	252,765	-	-	-
Gain on sale of business units	778,005	-	513,716	185,716

TOTAL OTHER INCOME (EXPENSES)	1,013,424	(13,036,075)	634,835	213,522

LOSS BEFORE INCOME TAXES	(2,872,069)	(17,050,934)	(7,882,864)	(4,133,574)

INCOME TAXES	-	-	-	-

NET LOSS	(2,872,069)	(17,050,934)	(7,882,864)	(4,133,574)

PREFERRED STOCK DIVIDEND EARNED	275,099	257,549	432,824	-

NET LOSS ATTRIBUTABLE TO COMMON SHARES	$(3,147,168)	$(17,308,483)	$(8,315,688)	$(4,133,574)
	========	========	========	========

Net Loss Per Share (Basis and Diluted)	$(0.16)	$(1.15)	$(0.73)	$(0.43)
	========	========	========	========

Weighted Average Common Shares	20,154,799	15,016,136	11,392,911	9,678,207
Outstanding
	========	========	========	========

See notes to financial statements.

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statements of Cash Flows

	For the Year	For the Six Months	For the Year
	Ended	Ended	Ended
	December 31, 2001	December 31, 2000	June 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,872,069)	$(17,050,934)	$(7,882,864)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	310,675	324,196	906,840
Amortization of deferred compensation	426,798	183,070	581,282
Loss in disposal of property and equipment	-	116,016	-
Write-off of notes/accounts receivable	-	85,000	-
Gain on sale of business units	(778,005)	-
Assets impairment	-	12,817,556	-
Accrued interest on note payable	37,735	2,917	-
Changes in operating assets and liabilities:
Accounts receivable	(46,415)	39,466	(321,842)
Prepaid expenses and others	121,999	(5,337)	(73,241)
Cash in escrow account	(424,781)	-	-
Accounts payable and accrued expenses	1,079,601	490,554	302,661
Deferred compensation	(410,000)	-	-
Unearned revenue	(566,302)	509,324	170,884

CASH FLOW USED IN OPERATING ACTIVITIES	(3,120,764)	(2,488,172)	(6,316,280)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(34,930)	(36,792)	(662,242)
Collection from notes receivable	25,000	-	-
Issuance of notes receivable	(180,405)	-	(269,170)
Payments for acquisitions	-	-	(4,497,847)
Capitalization of website development costs	(6,810)	(50,100)	(378,350)

CASH FLOW USED IN INVESTING ACTIVITIES	(197,145)	(86,892)	(5,807,609)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of preferred stock	-	-	5,484,980
Repurchase of preferred stock	(20,000)	-	-
Payments for treasury stock	(600,000)	-	-
Proceeds from note payable and debt	500,000	500,000	-
Proceeds from sale of business units	3,353,421	-	-
Proceeds from issuance of common stock	2,868	115	7,669,116
Payments of dividends	-	-	(164,877)

CASH FLOW PROVIDED BY FINANCING ACTIVITIES	3,236,289	500,115	12,989,219

NET INCREASE (DECREASE) IN CASH	(81,620)	(2,074,949)	865,330

CASH, Beginning	161,481	2,236,430	1,371,100

CASH, Ending	$79,861	$161,481	$2,236,430
	========	=========	========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the periods for:
Interest	$40,652	$-	14,156
	=========		=========
Taxes	$-	$-	7,351
	=========		=========

Non-cash investing and financing activities:
Conversion of preferred stock to common stock	$-	$4,175,000	$-
	========	========	========
Issuance of options for services	$212,376	$86,208	$462,401
	========	========	========
Issuance of stock for preferred stock dividend	$-	$-	$55,680
	========	========	========
Stock issued for acquisition	$-	$-	$13,465,960
	========	========	========

See notes to financial statements.

Cytation Corporation (Formerly CollegeLink.com Incorporated)
Statements of Changes in Stockholders ' Equity

	Preferred Stock		Common Stock		Additional	Deferred	Accumulated
	Shares	Amount	Shares	Amount	Paid-in Capital	Compensation	Deficit	Total

Balance -June 30, 1999	775,000	$3,100,000	9,152,211	$9,152	$2,459,718	$-	$(4,192,218)	$1,376,652

Issuance of Series A preferred stock	365,000	1,484,980						1,484,980
Issuance of stock in connection with
ECI merger	279,771	4,175,000	659,005	659	2,882,488			7,058,147
Issuance of shares for services			170,624	171	386,521	(142,500)		244,192
Shares adjustment			74,224	74	(74)			-
Issuance of Series C preferred stock	1,000,000	4,000,000						4,000,000
Issuance of shares in connection with public offering, net of costs
			2,530,000	2,530	7,666,586			7,669,116
Issuance of shares in connection with SSI acquisition
			1,625,000	1,625	5,787,438			5,789,063
Issuance of shares for assets - OSN			225,000	225	618,525			618,750
Issuance of options for compensation					441,074	(178,125)		262,949
Amortization of deferred compensation						74,141		74,141
Preferred stock dividend			44,500	45	(164,922)			(164,877)
Net loss							(7,882,864)	(7,882,864)

Balance - June 30, 2000	2,419,771	12,759,980	14,480,564	14,481	20,077,354	(246,484)	(12,075,082)	20,530,249

Conversion of Series B preferred stock	(279,771)	(4,175,000)	550,370	550	4,174,450			-
Shares adjustment			60,000	60	(60)			-
Issuance of shares and warrant			200,000	200	64,600			64,800
Exercise of options			11,601	11	104			115
Issuance of options for services					86,208	(86,208)		-
Amortization of deferred compensation						118,270		118,270
Net loss							(17,050,934)	(17,050,934)

Balance - December 31, 2000	2,140,000	8,584,980	15,302,535	15,302	24,402,656	(214,422)	(29,126,016)	3,662,500

Purchase and retirement of treasury sock			(1,625,000)	(1,625)	(128,375)			(130,000)
Deferred compensation to officers						(650,000)		(650,000)
Exercise of options			23,684,322	23,684	783			24,467
Issuance of options and warrant					212,376			212,376
Amortization of deferred compensation						454,422		454,422
Purchase of Series C preferred stock	(1,000,000)	(4,000,000)			3,980,000			(20,000)
Net loss							(2,872,069)	(2,872,069)

Balance -December 31, 2001	1,140,000	$4,584,980	37,361,857	$37,361	$28,467,440	$(410,000)	$(31,998,085)	$681,696
	=======	=======	=======	=======	=======	=======	========	========
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  Business

Until June 20, 2001, Cytation Corporation (formerly CollegeLink.com Incorporated) (the "Company") provided an extensive range of in-school and online services directed at high school students and their parents, high school guidance counselors, college admissions officers and corporations which targeted the teen marketplace.

On June 20, 2001, the Company sold substantially all of its assets to TMP Worldwide Inc. ("TMP"). As consideration for the sale, TMP paid the Company approximately $4,202,000 in cash and assumed approximately $3,062,000 of the Company's liabilities. Among the liabilities that TMP assumed were notes issued by the Company to TMP in the aggregate principal amount of $1,000,000. The Company recorded a gain of $778,005 in connection with this transaction. On June 21, 2001, the Company changed its name from CollegeLink.com Incorporated to Cytation Corporation.

2.  Summary of Significant Accounting Policies

     a.  Use of Estimates.  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     b.  Property and Equipment.  Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to seven years for equipment, auto and furniture. Leasehold improvements are amortized over the term of the lease or the estimated life of the improvement, whichever is shorter. Whenever assets are sold or retired, their cost and related accumulated depreciation are removed from the appropriate accounts. Any gains and losses on dispositions are recorded in current operations.

     c.  Fair Value of Financial Instruments.  The carrying amounts reported in the balance sheet for cash, trade receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

     d.  Income Taxes.  The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     e.  Advertising Costs.  Advertising costs are expensed as incurred. Total advertising costs amounted to $131,157, $1,937,095 and $172,244 for the year ended December 31, 2001 and for the six months ended December 31, 2000, respectively.

     f.  Revenue Recognition.  Revenues were recognized when services are performed. For the college and high school programs, the Company recognized revenue over the program life, which generally was five to six months, taking into account the number of presentations completed and to be completed and contracts price. Deferred revenue represented unearned revenue for the uncompleted programs at the balance sheet date based upon number of presentations not yet completed. Prepaid program fees represented fees received in advances for programs not yet started. The Company has had no revenue generating operations since the sale to TMP (see Note 1) although it is exploring business opportunities.

     g.  Employee Stock Options and Shares Issued for Services.  The Company accounts for employee stock transactions in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees." The Company has adopted the proforma disclosure requirements of SFAS 123, "Accounting for Stock-Based Compensation." Accordingly, any excess of fair market value of stock issued to employees over exercise prices has been recorded as compensation expense and additional paid in capital.

    h.  Loss Per Share.  The Company adopted the provision of SFAS No. 128, "Earnings per Share". SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding for the period. Common stock equivalents are excluded in the computation of diluted EPS for the years ended December 31, 2001 and June 30, 2000, and for the six-months ended December 31, 2000 as such inclusion is antidilutive. The computations of basic and diluted EPS from continuing operations were as follows:

	For the Year Ended December 31, 2001	For the Six months Ended December 31, 2000	For the Year Ended June 30, 2000
Net Loss	$ 2,872,069	$17,050,934	$ 7,882,864
Preferred Stock Dividend Earned	275,099	257,549	432,824
Net Loss Attributable to Common Shares	$ 3,147,168	$17,308,483	$ 8,315,688
Weighted Average Common Shares Outstanding	20,154,799	15,016,136	11,392,911
Net Loss per Share (Basic and Diluted)	$ 0.16	$ 0.15	$ 0.73
	============	============	==========

     i.  Accounting for Long-Lived Assets.  The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 2000, the Company believed that there was an impairment on its goodwill and other intangible assets (see Note 5 for further discussion). At December 31, 2001, the Company believed that there had been no impairment of its long-lived assets.

     j.  Reporting of Segments.  The Company adopted No. 131, "Disclosures about Segments of an Enterprise and Related Information" during the year ended June 30, 1999. SFAS No. 131 establishes the criteria for determining an operating segment and establishes the disclosure requirements for reporting information about operating segments. The Company has determined that under SFAS No. 131, it operates in one segment of service.

     k.  Cash and Cash Equivalents.  For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. The Company may have cash balances in the bank in excess of the maximum amount insured by the FDIC through the period.

     l.  Website Development Costs.  The Company follows EITF 00-2 as to its website development costs. EITF 00-2 requires certain website development costs to be expensed and others to be capitalized. The Company capitalized website development costs of $6,810 and $50,100 during the year ended December 31, 2001 and the six months ended December 31, 2000, respectively in accordance with EITF 00-2, respectively. The capitalized costs were payroll and payroll taxes paid to the programmers after the planning stage. The website development costs is amortized over three years. Total amortization expense for the years ended December 31, 2001, June 30, 2000 and the six months ended December 31, 2000 were $ 66,399, $-0- and $66,864, respectively. In June 2001, unamortized development costs with respect to the Company's website which was sold to TMP were approximately $302,000 (see Note 1).

     m.  Cash in Escrow Account.  In connection with the sale to TMP (see Note 1), the Company deposited $420,224 into an interest-bearing escrow account. These funds, net of any claims made against the escrow and paid in accordance with the terms of the Escrow Agreement, will be released to the Company in December 2002.

3.  Notes Receivable, Stockholders and Others

	2001	2000
Note receivable from stockholder, principal and interest at 5% due on January 18, 2001	$ -	$35,000

Note receivable from stockholders, non-interest bearing and due on demand.	21,598	-

Note receivable from a related entity, principal and interest at 6% due on November 13, 2002	120,000	-

Note receivable-other, non-interest bearing and due on demand.	60,405	-
	$202,003	$35,000
	===========	===========

4.  Property and Equipment

Property and equipment at December 31, 2001 and 2000 consist of the following:

	2001	2000	Estimated Useful Lives
Computer and equipment	$45,266	$644,961	3 years
Leasehold improvements	10,414	-	7 years
Furniture and Fixtures	-	333,559	5 years
	55,680	978,520
Less: accumulated depreciation	23,993	407,448
Property and Equipment, Net	$31,687	$571,072
	=======	=======

Depreciation expense for the years ended December 31, 2001, June 30, 2000 and for the six months ended December 31, 2000 was $105,138, $152,896 and $109,535 respectively. In June 2001, property and equipment with a net book value of approximately $471,000 was sold to TMP (see Note 1).

5.   Goodwill and Other Intangible Assets

The carrying value of intangible, as required by Statements of Financial Accounting Standard ("SFAS") No. 121, is reviewed if the facts and circumstances, such as significant declines in sales, earnings or cash flows, or a material adverse change in the business environment indicated that an impairment may have occurred. If there is an indication of such impairment, an evaluation of the estimated cash flows of the related entity is made, and, if impairment is indicated, a write down is made.

The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever the conditions indicated in SFAS No. 121,  Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of , require: a decrease in the market value of an assets, a change in use of the asset, a change in legal factors or business climate, accumulation of costs significantly in excess of original expectations or a current period loss combined with history of losses.

Management does not believe that any these events had occurred by June 30, 2000, and therefore that an impairment analysis was not required under SFAS 121. SFAS No. 121, paragraph 5, sets forth five examples of events or changes in circumstances that would warrant an assessment of assets for possible impairment:

     a.  A significant decrease in the market value of an asset. On June 30, 2000, the Company's management had no compelling reason to believe that there had been a significant decrease in the market value of its assets. To the contrary, management believed that the Company's principal assets had increased in value from the respective dates of their acquisition.

         Internet-related assets - Since acquiring the online division in August 1999, the Company had significantly improved its technology to be compatible with the Internet industry's ever-changing and improving computer technologies. The Company expended significant funds over the period March through August 2000 to revamp and relaunch the collegelink.com website and position its online division to generate revenue. The functionality of the site was expanded in preparation for the September 1, 2000 relaunch to encompass not only college applications but also scholarship and college search capabilities in addition to online student loan applications. The Company had entered into an agreement in August 2000 with industry leader U.S. News & World Report to be that organization's exclusive online provider of college application services (replacing CollegeLink's principal competitor). Moreover, the online division's constituency of 900 college and university customers (colleges that accepted CollegeLink-processed applications) was fully intact on June 30, 2000, and the Company had a full-time sales force of four engaged in onsite college sales calls to strengthen and expand these relationships. Further, the acquisition of Student Success, Inc. created a feeder for the online programs and helped generate an average of 1,400,000 monthly page views for collegelink.com during the ensuing school year, further enhancing the value of the existing intangible.

         Offline assets - The Company's Making It Count division was principally an offline business with a proven revenue generating business model. As of June 30, 2000, the Company had concluded preparations for rolling out its "Making High School Count" Program to reach 700,000 students (an increase of 650,000 students); for launching and receiving sponsorship commitments for its new program, "Making Your College Search Count" (which is expected to reach in excess of 600,000 students during the period January through June 2001); and for expanding its flagship program, "Making College Count", to reach an estimated 700,000 students during the period January through June 2001. This represented growth of approximately 400%.

     b.  A significant change in the extent or manner in which an asset is used or a significant physical change in an asset. On June 30, 2000, the Company's management did not believe that this indicator was applicable to the Company.

     c.  A significant adverse change in legal factors or in the business climate that could affect the value of an asset or an adverse action or assessment by a regulator. On June 30, 2000, the Company's management did not believe that this indicator was applicable to the Company.

     d.  An accumulation of costs significantly in excess of the amount originally expected to acquire or construct an asset. On June 30, 2000, the Company's management did not believe that this indicator was applicable to the Company.

     e.  A current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with an asset used for the purpose of producing revenue. On June 30, 2000, the Company's management did not believe that this indicator was applicable to the Company. The fiscal year commencing July 1, 2000 marked the first time that the programs of the offline and online divisions were synchronized. The Company's previous operating and cash flow losses were in part incurred from the operations of other (now discontinued) businesses or, with respect to the fiscal year ending June 30, 2000, were reflective of efforts to consolidate, restructure and integrate two acquired businesses and to follow through on commitments which had been made before their acquisitions. Projections prepared in June 2000 for the offline division indicated revenue in excess of $4,000,000 and positive cash flow. Projections prepared in June 2000 for the online division indicated a significant increase in revenue based on expected growth of the use of the CollegeLink application service (particularly from colleges for whom the Company had developed "back end" private label web application services) and from the sale of data collected online.

The Company's management believed that the decline in the market price of the Company's common stock reflected the market conditions generally and in particular for companies perceived as "dot.com" enterprises which increasingly were viewed critically if they could not demonstrate a revenue producing business model. At June 30, 2000, management believed that CollegeLink was perceived by investors as a "dot.com" enterprise but in fact was in significant part an offline business with a business model in a different industry (self help/motivational) that indicated both revenue and positive cash flow. Accordingly, even if the decline in the market value of the Company's common stock was a criterion for an impairment analysis in SFAS No. 121, the Company's management did not believe that is was reason to find impairment in either the Company's acquired offline division or, given the relaunch of the collegelink.com website and the offline support the Company anticipated would be generated for it through the greatly expanded "Making It Count" programs, for the online division as well.

For similar reasons, the decline of the "dot.com" industry in general, even if the decline in the industry of a company was a criterion for an impairment analysis in SFAS No. 121, there would not have been reason to find impairment in either of the Company's acquired divisions.

During the period ended December 31, 2000, in view of the sale of substantially all of the assets of the Company as described in Note 1, the Company wrote down its intangible assets to the net proceeds of the sale. As a result, the Company recorded an impairment on its goodwill and other intangible assets of $12,817,556.

Goodwill and other intangible assets at December 31, 2001 and 2000 consist of the following:

	2001	2000	Estimated Useful Lives
Goodwill	$0	$4,392,307	15 Years
Less: accumulated amortization	0	146,410
	$0	$4,245,897
	==========	==========

Amortization expense for the years ended December 31, 2001, June 30, 2000 and for six months ended December 31, 2000 was $ 137,561, $753,944 and $146,410, respectively. In June 2001, unamortized goodwill approximated $4,108,000 was sold to TMP (see Note 1).

6.  Stockholders' Equity

     a.  Authorized Shares

The Company's authorized shares consists of 110,000,000 shares, divided into 100,000,000 shares of common stock, par value $.001 per share and 10,000,000 shares of preferred stock, par value $.01 per share.

     b.  Acquisition of Assets

On March 20, 2000, the Company entered into a license agreement with Online Scouting Network, Inc. ("OSN"). The license grants the Company a non-exclusive right to use substantially all of OSN's intellectual property assets, including OSN's databases of student athletes and registered college coaches and OSN's proprietary software. As consideration for the license, the Company paid OSN $260,000 in cash and issued 225,000 shares of its common stock valued at $2.75 per share.

     c.  Shares Issued for Services

During the year ended June 30, 2000, the Company issued 120,624 shares of its common stock to unrelated parties for marketing and investing services, which shares were recorded at fair market value at the time of the agreements of $1.375 to $2.75 per share. In addition, the Company issued 50,000 shares of its common stock pursuant to an employment agreement.

     d.  Issuance of Series A Convertible Preferred Stock/Purchase of Series A Preferred Stock by
         a Related Entity

In April 1999, the Company received $3,100,000 in exchange for 775,000 shares of 6% cumulative preferred stock designated as "Series A Convertible Preferred Stock" ("Preferred A") from two investors. "Preferred A" has a stated value of $4.00 per share, a par value of $.01 per share and dividends payable quarterly. Any holder of Preferred A may at any time convert stock into the common stock of the Company at a ratio of one share of common stock for each share of Preferred A. The Company may require conversion on or after the first anniversary of the initial purchase if the closing bid price for its common shares exceeds $6.00 for twenty consecutive trading days.

If a special event occurs, as defined, the holders of the issued and outstanding Preferred A are entitled to receive $4.00 for each share of Preferred A, before any distribution of the assets of the Company shall be made to the holders of any other capital stock.

During the year ended June 30, 2000, the Company issued additional 365,000 shares of its Preferred A for $1,484,980.

On November 2, 2001, a related entity, owned equally by two officers of the Company, acquired 1,025,000 shares of Preferred A from three holders (the "Holders") for an aggregate purchase price of $10,250. The Holders waived their right to any unpaid dividends. In connection with this transaction, the Company issued to the Holders two-year warrants to purchase 1,025,000 shares of the Company's common stock at an exercise price of $0.01 per share (see j. below). Such warrants are valued under Black-Scholes method. This related entity also issued to the Company a two-year warrant to purchase 1,025,000 shares of the Company's common stock at an exercise price of $0.01 per share.

     e.  Series C Convertible Preferred Stock

In September 1999, the Company received $4,000,000 in exchange for 1,000,000 shares of 6% cumulative preferred stock designated as "Series C Convertible Preferred Stock" ("Preferred C") from PNC Bank Corp. Preferred C has a stated value of $4.00 per share, a par value of $0.01 per share and dividends payable quarterly. The Preferred C holder has the similar preference of Preferred A (see d. above).

During the year ended December 31, 2001, the Company acquired all 1,000,000 shares of the Preferred C for an aggregate purchase price of $20,000. The original holder waived its right to any unpaid dividend.

     f.  Business Acquisitions

On August 10, 1999, the Company acquired ECI, Inc. ("ECI") through a merger transaction. As consideration for the merger, the Company issued 550,809 shares of its common stock, 234,771 shares of its Series B Preferred Stock ("Preferred B") and paid $489 in cash. The Company also assumed approximately $800,000 of ECI's liabilities in connection with the merger. In addition, the Company settled a claim against ECI in exchange for 108,196 shares of the Company's common stock and 45,000 shares of Preferred B. The total purchase price of approximately $8,000,000 included 659,005 shares of common stock, valued at $4.375 per share, 279,771 shares of Preferred B, valued at $4,175,000, assumption of liabilities and acquisition costs of approximately $180,000. The purchase price was allocated principally to goodwill, which the Company amortized over 15 years. Subject to certain terms and conditions, each share of Preferred B is convertible to such number of common stock as is determined by dividing $15 by the Conversion Price, as defined. In August 2000, 279,771 shares of Preferred B were converted to 550,392 shares of the Company's common stock.

On February 17, 2000, the Company acquired Student Success, Inc. ("SSI") through a merger transaction. As consideration for the merger, the Company issued 1,625,000 shares of its common stock, valued at $3.5625 per share, and $2,600,000 in cash to two stockholders/officers of SSI (the "Former Stockholders"). The Company also assumed approximately $200,000 of SSI's liabilities and incurred acquisition costs of approximately $55,000 in connection with the merger. The purchase price of approximately $9,000,000 was allocated principally to goodwill, which the Company amortized over 15 years. In addition, the Company entered into employment agreements with the Former Stockholders, whereby the Company granted each an option to purchase up to 200,000 shares of the Company's common stock with an exercise price of $4.00 per share.

Both acquisitions were being accounted for using the purchase method. The operations of ECI and SSI have been included in the accompanying statements of operations since August 11, 1999 and February 18, 2000, respectively. The unaudited results of operations as if ECI and SSI had been acquired at the beginning of fiscal year ended June 30, 2000 are as follows:

For the Year Ended June 30, 2000
Net revenues	$2,601,817
Net loss	$8,265,425
Net loss per share	($0.76)

g.  Public Offering

During the year ended June 30, 2000, the Company completed a public offering of its common stock, whereby the Company sold 2,530,000 shares at $4.00 per share, less underwriting and commission expenses. The Company incurred approximately $1,200,000 of direct expenses in connection with this offering.

     h.  Shares Issued for Settlement

On October 5, 2000, the Company settled a possible claim by several Preferred A holders, whereby the Company issued 200,000 shares of restricted common stock to these holders, reduced the exercise price of 23,000 previously issued warrants from $4.00 to $1.45 per share, and granted an additional warrant to one of the holder to purchase 10,000 common shares at $1.45 per share (see j. below).

     i.  Purchase of Treasury Stock

In a separate transaction that closed on the same day as the sale to assets to TMP (see Note 1), the Company paid approximately $849,000 to two former officers in consideration of consulting fees, bonuses and the redemption of 1,625,000 shares of the Company's common stock. Such shares were canceled immediately.

     j.  Options and Warrants

During the year ended December 31, 2001, the Company granted certain employees and directors options to purchase 23,597,326 shares of its common stock at exercise price $0.001 per share, which was below the market value of the stock on the grant date. Accordingly, the Company recorded compensation costs of $212,376.

During the year ended June 30, 2000, the Company granted certain employees and directors options to purchase 2,027,963 shares of its common stock with exercise prices equal to or greater than the market value of the stock at the grant date. In addition, the Company granted to its employees five-year options to purchase 165,000 shares of its common stock with an exercise price less than market value. As a result, the Company recorded deferred compensation of $178,125 and recognized $26,241 in compensation expenses for these options. Furthermore, the Company granted certain consultants options to purchase 98,320 shares of its common stock at exercise price ranging from $4.00 to $7.625 per share. Accordingly, the Company recorded consulting fees of $262,949 based on the Black-Scholes Option Price Model.

During the six months ended December 31, 2000, the Company granted to its employees five-year options to purchase 140,176 of its common stock with an exercise price less than market value. As a result, the Company recorded deferred compensation of $86,208 and recognized $86,208 in compensation expenses for these options.

The remaining deferred compensation will be amortization over the vesting period. In June 2001, in connection with the sale of assets to TMP (see Note 1), all unvested options become vested, canceled or expired.

Weighted average exercise prices for options outstanding at December 31, 2001, June 30, 2000 and December 31, 2000 was $5.18, $3.98 and $4.15, respectively. Total exercisable options at December 31, 2001 and 2000 was 175,000 shares, 632,157shares and 1,829,932 shares, respectively.

The following table summarizes the changes in options outstanding and the related price ranges for shares of the Company's common stock:

	Shares	Weighted Average Exercise Price
Outstanding at June 30, 1999	1,441,186	$ 4.32
Granted	2,291,283	4.00
Exercised	--
Expired or cancelled	(414,917)	4.32
Outstanding at June 30, 2000	3,317,552	3.98
Granted	140,176	0.01
Exercised	(11,601)	0.01
Expired or cancelled	(1,616,195)	3.44
Outstanding at December 31, 2000	1,829,932	4.15
Granted	23,597,326	0.001
Exercised	(23,684,299)	0.001
Expired or cancelled	(1,567,959)	4.26
Outstanding at December 31, 2001	175,000	5.18
	==========

On November 2, 2001, in connection with the purchase of Preferred A by a related entity, the Company issued to the Holders two-year warrants to purchase 1,025,000 shares of the Company's common stock at an exercise price of $0.01 per share which equals the market value of the Company's common stock at the grant date (see d. above). These warrants are valued at $10,250 under the Black-Scholes option-pricing model.

During the six months ended December 31, 2000, the Company granted to a Preferred A holder a warrant to purchase 10,000 shares of its common stock at an exercise price of $1.45 per share (see h. above). The warrant is valued at $0.23 per share under the Black-Scholes option-pricing model.

The changes in warrants outstanding and related price ranges are as follows:

	Shares	Weighted Average Exercise Price
Outstanding at June 30, 1999	1,268,683	$ 2.77
Granted	--
Exercised	--
Expired or cancelled	--
Outstanding at June 30, 2000	1,268,683	2.77
Granted	10,000	1.45
Exercised	--
Expired or cancelled	--
Outstanding at December 31, 2000	1,278,683	2.76
Granted	1,025,000	0.01
Exercised	--
Expired or cancelled	(96,825)	1.32
Outstanding at December 31, 2001	2,206,858	1.55
	=========

For disclosure purposes in accordance with SFAS No. 123, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for stock options granted during the periods:

	December 31, 2001	June 30, 2000	December 31, 2000
Expected volatility	208%	84%	129%
Annual dividends	-0-	-0-	-0-
Risk-free interest rate	4.5%	6.1%	6.0%
Expected life of option	10 years	5 years	5 years

If the Company recognized compensation cost for the employee stock option plan in accordance with SFAS No. 123, the Company's pro forma net loss and loss per share would have been approximately, $2,896,000, $8,429,000 and $17,302,000, and $0.15, $0.78 and $1.15, respectively, in the years ended December 31, 2001, June 30, 2000 and in the six months ended December 31, 2000.

7.   Commitments and Contingencies

     a.  The Company has a two-year lease agreement expiring on December 31, 2002. The future minimum rental payments to be made under this noncancellable operating lease as of December 31, 2001 were $23,184.

On December 1, 2000, the Company entered into a Lease Surrender and Termination Agreement with the former landlord with respect to its former office space. The Company paid a termination fee of $50,969 and forfeited a security deposit of $33,494. In addition, the Company wrote-off leasehold improvements of approximately $106,000.

The Company's lease of its former premises in Ohio was assumed by TMP (see Note 1).

Rent expense was approximately $63,000, $140,000 and $86,000 for the years ended December 31, 2001, June 30, 2000 and for the six months ended December 31, 2000, respectively.

     b.  Effective July 1, 2001, the Company entered into three-year employment agreements with two officers who are principal stockholders of the Company. These agreements replaced employment agreements entered into in 1999. As of December 31, 2001, total future commitments under these two employment agreements approximated $1,500,000 payable through June 30, 2003.

     c.  On March 20, 2000, the Company entered into a forty-two (42) month agreement with a consultant to provide services as requested by the Company at the rate of $133,000 a year through September 1, 2000 and $54,000 annually through September 1, 2003, plus stock option and other benefits. In February 2002, the consultant filed a demand for arbitration arising under his termination of the consulting agreement and other matters in which he claimed that the Company owed him $239,059, plus interest. The Company has denied any liability and intends to vigorously defend itself against all of the claims raised in the demand for arbitration.

     d.  In October 2001, the Company settled a purported class action lawsuit filed against the Company in April 2001 by a small group of its stockholders. The settlement amount was $400,000, of which the Company's insurance company contributed $200,000.

8.  Sales of Business Units

During the year ended June 30, 2000, the Company sold its web hosting and online training businesses resulting for a gain of $513,716. Revenue from web hosting and online training businesses during the year ended June 30, 2000 was $110,066 and $162,962, respectively.

9.  Income Taxes

The Company accounts for its income taxes under SFAS No. 109, "Accounting for Income Taxes" which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. At December 31, 2001 and 2000 the Company had net operating loss carryforwards of approximately $18,000,000 and $15,500,000, expiring through 2021. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. At December 31, 2001 and 2000, a valuation allowance for the full amount of the deferred tax asset was recorded because of operating losses incurred and the uncertainties as to the amount of taxable income that would be generated in the future years.

The components of the net deferred tax asset consist of the following:

	December 31, 2001	December 31, 2000
Net operating loss carryforwards	$6,300,000	$5,425,000
Valuation allowance	(6,300,000)	(5,425,000)
	$-	$-
	=============	=============

The provision for income taxes differs from the amount computed applying the statutory federal income tax rate to income before income taxes as follows:

	December 31, 2001	December 31, 2000
Income tax benefit computed at statutory rate at 35%	$(965,000)	$(5,968,000)
Goodwill amortization and impairment	-	4,537,000
Tax benefit not recognized	965,000	1,431,000
Provision for income taxes	$-	$-
	==========	==========

10.  Accounting Developments

In June 1998, the Financial Accounting Standards Board ("FASB"), issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", which requires that all derivative financial instruments be recognized as either assets or liabilities in the balance sheet. SFAS No. 133, which was effective for the first quarter of 2001, has not had a material impact on the Company's results of operations, financial position or cash flows.

In July 2001, FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. SFAS No. 142 requires the use of a non-amortization approach to account for purchased goodwill and certain intangibles, effective January 1, 2002. The Company does not believe that the adoption of these pronouncements will have a material impact on its financial statements.

FASB also recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations" and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 143 requires the recognition of a liability for the estimated cost of disposal as part of the initial cost of a long-lived asset. SFAS No. 144 supersedes SFAS No. 121 to supply a single accounting approach for measuring impairment of long-lived assets, including segment of a business accounted for as a discontinued operation or those to be sold or disposed of other than by sale. The Company believes that adopting these pronouncements on its financial statements will not have a material impact on its financial statements.

Proxy for Annual Meeting of Stockholders
to be held on September 10, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF CYTATION CORPORATION

The undersigned stockholder of Cytation Corporation, revoking all prior proxies, hereby appoints Richard A. Fisher and Veronica G. Szewc, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of Cytation Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Bristol Harbor Inn, 259 Thames Street, Bristol, Rhode Island on Tuesday, September 10, 2002, beginning at 9:00 a.m. local time, upon matters set forth in the notice of annual meeting dated August 19, 2002, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted for Proposal 1.

Proposal 1:  To elect two Class III directors to the Company's Board of Directors;

Proposal 2:  To amend the Company's Certificate of Incorporation to permit the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a warrant to purchase 1,140,000 shares of the Company's common stock, as more fully described in the accompanying proxy statement and in Exhibit A to the proxy statement;

Proposal 3:  To amend the Company's Certificate of Incorporation to eliminate the requirement that any action required or permitted to be taken by the stockholders of the Company must be effected a duly constituted annual or special meeting and may not be effected by any consent in writing by such stockholders and therefore to permit the approval of actions requiring a vote of stockholders by consent of stockholders without a meeting, as more fully described in the accompanying proxy statement and in Exhibit B to the proxy statement; and

Proposal 4:  To approve a proposed plan of recapitalization that will result in an amendment to the Company's Certificate of Incorporation to provide for a 1-for-150 reverse split of the Company's common stock, as more fully described in the accompanying proxy statement and in Exhibit C to the proxy statement.

1.  To elect two Class III directors to the Company's Board of Directors:

Nominees:

John J. Gilece, Jr.	/ / FOR	/ / AGAINST	/ / ABSTAIN
Christopher Portner	/ / FOR	/ / AGAINST	/ / ABSTAIN

2.  To amend the Company's Certificate of Incorporation to permit the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a warrant to purchase 1,140,000 shares of the Company's common stock, as more fully described in Exhibit A to the proxy statement.

/ / FOR	/ / AGAINST	/ / ABSTAIN

3.  To amend the Company's Certificate of Incorporation to eliminate the requirement that any action required or permitted to be taken by the stockholders of the Company must be effected a duly constituted annual or special meeting and may not be effected by any consent in writing by such stockholders and therefore to permit the approval of actions requiring a vote of stockholders by consent of stockholders without a meeting, as more fully described in Exhibit B to the proxy statement.

/ / FOR	/ / AGAINST	/ / ABSTAIN

4.  To approve a proposed plan of recapitalization that will result in an amendment to the Company's Certificate of Incorporation to provide for a 1-for-150 reverse split of the Company's common stock, as more fully described in the accompanying proxy statement and in Exhibit C to the proxy statement

/ / FOR	/ / AGAINST	/ / ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2, 3 AND 4.

DATED: __________, 2002         Signature of Stockholder(s): _______________________
                                                      Print Name:   __________________________________

Mark here if you plan to attend the meeting:  /   /

Mark here if your address has changed:       /   /

New address:  ___________________________
                       ___________________________
                       ___________________________

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. Please sign exactly as name(s) appear on stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

[PROXY FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK]

Proxy for Annual Meeting of Stockholders
to be held on September 10, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF CYTATION CORPORATION

The undersigned stockholder of Cytation Corporation, revoking all prior proxies, hereby appoints Richard A. Fisher and Veronica G. Szewc, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of Cytation Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Bristol Harbor Inn, 259 Thames Street, Bristol, Rhode Island on Tuesday, September 10, 2002, beginning at 9:00 a.m. local time, upon matters set forth in the notice of annual meeting dated August 19, 2002, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned. .

Proposal 2:  To amend the Company's Certificate of Incorporation to permit the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a warrant to purchase 1,140,000 shares of the Company's common stock, as more fully described in the accompanying proxy statement and in Exhibit A to the proxy statement.

2.  To amend the Company's Certificate of Incorporation to permit the Company to repurchase all of its Series A Convertible Preferred Stock for total cash consideration of $11,140 plus a warrant to purchase 1,140,000 shares of the Company's common stock, as more fully described in Exhibit A to the proxy statement.

/ / FOR	/ / AGAINST	/ / ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED AGAINST PROPOSAL 2.

DATED: __________, 2002         Signature of Stockholder(s): ___________________________
                                                      Print Name:  _______________________________________

Mark here if you plan to attend the meeting:  /   /
Mark here if your address has changed:       /   /

New address:  ___________________________
                       ___________________________
                       ___________________________

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. Please sign exactly as name(s) appear on stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Exhibit A

Section C of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to provide a new subsection 4, as follows:

"4. Repurchase. The Corporation, with the consent of the holders of Series A Preferred Stock as set forth in Section C.9. of Article FOURTH of the Certificate of Incorporation and as otherwise provided the Certificate of Incorporation, shall be authorized to redeem all, but not less than all, of the Series A Preferred Stock upon payment to each holder thereof of $.01 in cash per share and the issuance to each holders of a stock purchase warrant substantially the form attached hereto as Appendix 1.

Upon repurchase, the Series A Preferred Stock shall be cancelled and not be re-issued."

Section C of Article FOURTH of the Certificate of Incorporation of the Corporation is unchanged and shall remain in full force and effect.

APPENDIX 1

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

[                   ], 2002                                                                  Void after [              ], 2004

Cytation Corporation

(Incorporated under the laws of the State of Delaware)

Warrant for the Purchase of Shares of Common Stock

For Value Received, Cytation Corporation (the "Company"), a Delaware corporation, hereby certifies that [                ] (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company from time to time during the period specified in Section 2 below, [                ] (       ) fully paid and non-assessable shares of Common Stock specified herein (the "Acquirable Shares") at the price per share specified herein (the "Purchase Price"). The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1. Definitions.

(a) "Common Stock" shall mean and include the Company's Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Articles of Incorporation as Common Stock on the date hereof or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 9, the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

(b) "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

(c) "Purchase Price" means $0.01 per share of Common Stock.

(d) "Warrant" means this Warrant and all other stock purchase warrants issued in exchange for this Warrant.

(e) "Warrant Stock" means the shares of Common Stock issuable upon exercise of Warrants issued to the Holder.

2. Exercise Period. This Warrant may be exercised in whole or in part at any time, or from time to time during the period commencing as of the date hereof and ending [                ], 2004 (the "Expiration Date").

3. Mechanics of Exercising the Warrant. This Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Purchase Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Purchase Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

4. Loss or Theft of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

5. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

7. Exchange, Transfer or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 10 hereof, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

8. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

9. Reclassifications, Consolidations and Mergers. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Without limiting the foregoing, in the event of a reverse split of the outstanding shares of Common Stock, the number of shares of Warrant Stock shall be reduced, and the Purchase Price shall be increased, by the divisor utilized to compute the reverse split. By way of example only, in the event of a "one-for-ten" reverse split of the outstanding shares of Common Stock, the number of shares of Warrant Stock would be divided by ten and the Purchase Price would be multiplied by ten.

10. Transfer to Comply with the 1933 Act. This Warrant and any Warrant Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 10 with respect to any resale or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

11. Legend. Unless the shares of Warrant Stock have been registered under the 1933 Act, upon exercise of all or any portion of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

12. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or Holder, as the case may be, for whom such notice is intended, at the address of such party as set forth on the first page, or at such other address of which the Company or Holder has been advised by notice hereunder.

13. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.

In Witness Whereof, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                                                 Cytation Corporation

                                                                  By: ____________________________
                                                                         Richard A. Fisher
                                                                         Chairman

EXERCISE FORM

[To be signed only upon exercise of Warrant]

To Cytation Corporation:

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________* shares of Common Stock of Cytation Corporation and herewith makes payment of $_________________ therefor, and requests that the certificates for such shares be issued in the names of, and delivered to, ___________________________, whose address is ________
____________________________________________.

Dated: _______________

                                                     (Signature must conform in all respects to name
                                                     of holder as specified on the face of the Warrant)

                                                    ___________________________
                                                    (Address)

______________________________

* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

ASSIGNMENT FORM

[To be signed only upon transfer of Warrant]

For value received, the undersigned hereby sells, assigns and transfers unto ___________________ ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cytation Corporation to which the within Warrant relates, and appoints ___________________________, Attorney to transfer such right on the books of Cytation Corporation with full power of substitution in the premises.

Dated:_______________

                                                     (Signature must conform in all respects to name
                                                     of holder as specified on the face of the Warrant)

                                                    ___________________________
                                                    (Address)

Signed and sealed in the presence of:

______________________________

Exhibit B

The first sentence of Section (a) (3) of Article FIFTH of the Certificate of Incorporation of the Corporation is amended to read in its entirely, as follows:

"(3) Any action required or permitted to be taken by the stockholders of the Corporation may be effected by a consent in writing of stockholders as provided in Section 228 of the Delaware General Corporate Law as in force and effect on the date of this amendment to the Certificate of Incorporation.

The remainder of Section (a) (3) of Article FIFTH of the Certificate of Incorporation of the Corporation is unchanged and shall remain in full force and effect."

Exhibit C

The first sentence of Article FOURTH of the Certificate of Incorporation of the Corporation is deleted and the following paragraphs are inserted in its place:

"FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue shall be 3,140,000 shares, consisting of 2,000,000 shares of common stock, having a par value of $0.001 per share (the "Common Stock"), and 1,140,000 shares of Preferred Stock, having a par value of $0.01 per share (the "Preferred Stock").

At the same time as the filing of this Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of Delaware becomes effective, each one hundred fifty (150) shares of common stock of the corporation, par value $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate and payment of any required transfer fees, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each one hundred fifty (150) shares of the Old Common Stock previously represented by such certificate.

No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of issuing any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

The remainder of Article FOURTH of the Certificate of Incorporation of the Corporation is unchanged (except as amended pursuant to Exhibit A hereto) and shall remain in full force and effect.